COLLATERALIZED TRANSACTIONS (Tables)	12 Months Ended
Dec. 31, 2019
COLLATERALIZED TRANSACTIONS
Schedule of fair values of client margin asset and security borrowings that were available to utilize as collateral

	As of December 31,
	2018	2019
	US$	US$
Total client margin asset	2,036,488	332,460,879
Fulfillment of client margin financings	—	42,704,203
Fulfillment of client short sales	—	10,815,155
Securities lending to other brokers	—	55,098,508
Total collateral repledged	—	108,617,866